Exhibit 10.8

SECOND AMENDMENT
TO MASTER FACILITIES LEASE AGREEMENT

THIS SECOND AMENDMENT TO MASTER FACILITIES LEASE AGREEMENT (this "Second Amendment") is entered into on July 2, 2012 (the "Effective Date"), between BKEP Materials, L.L.C., a Texas limited liability company ("BKEP Materials"), BKEP Asphalt, L.L.C., a Texas limited liability company ("BKEP Asphalt," and together with BKEP Materials, "Lessor"), and Ergon Asphalt & Emulsions, Inc., a Mississippi corporation ("Lessee"). Lessor and Lessee are individually referred to herein as a "Party" and collectively as the "Parties."

WHEREAS, Lessor and Lessee entered into that certain Master Facilities Lease Agreement dated November 11, 2010 (the "Master Lease" ), with respect to Lessee's use and lease of Lessor's Facilities located in Austin, Texas; Dodge City, Kansas; Ennis, Texas; Fontana, California; Halstead, Kansas; Las Vegas, Nevada; Lawton, Oklahoma; Little Rock, Arkansas; Memphis, Tennessee; Reading, Pennsylvania; Salina, Kansas; North Salt Lake City, Utah; Woods Cross, Utah; Northumberland, Pennsylvania; and Garden City, Georgia, along with certain rail leases as therein specified;

WHEREAS, Lessor and Lessee amended the Master Lease pursuant to that certain First Amendment to Master Facilities Lease Agreement dated November 30, 2011 (the "First Amendment");

WHEREAS, the Parties entered into that certain Partial Lease Termination dated December 31, 2011, (the "Partial Lease Termination") related to Lessee's purchase of the Ennis, Texas Facility and the associated partial termination of the Master Lease solely with respect to the Ennis, Texas Facility; and

WHEREAS, Lessor and Lessee desire to further amend the terms and conditions of the Master Lease in accordance herewith;

NOW, THEREFORE, in consideration of the premises and respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do hereby agree as follows:

1.     Section 2 of the Master Lease is hereby amended in its entirety as follows:

Section 2. The term of this Agreement (the "Term") shall commence on January 1, 2011 and shall terminate on December 31, 2018.

2.
Except as otherwise stated in this Second Amendment, all terms and conditions of the Master Lease, as amended or otherwise modified by the First Amendment and the Partial Lease Termination, shall remain in full force and effect without change, and are hereby ratified by each of the Parties. Capitalized terms used but not defined in this Second Amendment shall have the meanings ascribed to them in the Master Lease. The Parties agree to cooperate with one another and to use their commercially reasonable efforts to effect, or cause to be effected, as the case may be, the transactions contemplated by this Second Amendment. Each of the Parties shall, at any time and from time to time after the date hereof, upon the request of any other Party, execute, acknowledge and deliver all such further instruments or assurances as may be necessary, in the reasonable judgment of the requesting Party to carry out the provisions and intent of this Second Amendment.

3.
This Second Amendment may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow and all such counterparts shall together constitute one and the same instrument.

4.	This Second Amendment shall be governed by, construed and enforced under the laws of the State of Oklahoma with giving effect to its conflicts of laws and principles.

[Signature Page to Follow]

This Second Amendment has been executed by the authorized representatives of each Party as indicated below to be effective as of the Effective Date specified above.

LESSOR:

BKEP MATERIALS, L.L.C.

By:	/s/ Jeff Speer
Name:	Jeff Speer
Title:	Sr. VP of Operations

BKEP ASPHALT, L.L.C.

By:	/s/ Jeff Speer
Name:	Jeff Speer
Title:	Sr. VP of Operations

LESSEE:

ERGON ASPHALT & EMULSIONS, INC.

By:	/s/ J. Baxter Burns
Name:	J. Baxter Burns, II
Title:	President